Other Income	12 Months Ended
Dec. 31, 2022
Other Income Expense [Abstract]
Other Income

7. Other Income

	Year Ended December 31,
	2020	2021	2022
	RMB’000	RMB’000	RMB’000
Government grants	6,989	18,996	6,438

Government grants are mainly related to cash incentives from the PRC government based on specific milestones or operating expenses incurred in China and tax incentives from the Australian government for conducting clinical research and development activities in Australia. In 2020, the Group received subsidies of RMB 7.0 million. In 2021, the Group received a one-time award of RMB 11.0 million for its successful IPO listing, other subsidies of RMB 6.2 million from the Chinese local government, and RMB 1.6 million from the Australian government as an incentive for research and development activities. In 2022, the Group received subsidies of RMB 5.9 million from the Chinese local government.